Exhibit 10.26

WAIVER AND SECONDAMENDMENT TO

MEZZANINE LOAN AND SECURITYAGREEMENT

This Waiver and Second Amendment to Loan and Security Agreement(this “Amendment” ) is entered into this 1st day of March,2022 by and among (a) SILICONVALLEY BANK, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) SILICON VALLEY BANK, a California corporation, as a lender, (c) SVB INNOVATION CREDIT FUND VIII, L.P., a Delaware limited partnership (“SVB Innovation Fund”), as a lender (SVB and SVB Innovation Fund and each of the other “ Lenders” from time to time a party heretoare referred to herein collectively as the “Lenders” and each individually as a “Lender”), and (d) VERRICA PHARMACEUTICALS INC., a Delawarecorporation (“Borrower”), whose address is 44 West Gay Street, Suite 400, West Chester, Pennsylvania 19380.

RECITALS

a) Borrower, Agent and the Lenders have entered into that certain Mezzanine Loan and SecurityAgreement dated as of March 10, 2020, as amendedby that certain First Amendmentto Mezzanine Loan and Security Agreement dated as of October 26, 2020 (as the same may from time to time be further amended,modified, supplemented or restated, the “Loan Agreement”).

b) The Lenders have extended credit to Borrower for the purposes permitted in the Loan Agreement.

c) Borrower has requested that the Lenders amend the Loan Agreement to (i) waive the Stated Default (as hereinafter defined) and (ii) make certain revisions to the Loan Agreement as more fullyset forth herein.

d) The Lenders have agreed to waive the Stated Default (as hereinafter defined) and so amend certain provisions of the Loan Agreement, but only to the extent,in accordance with the terms, subject to the conditions and in reliance upon the representations and warranties set forth below.

AGREEMENT

NOW, THEREFORE, inconsideration of the foregoing recitalsand other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, and intending to be legally bound, the parties heretoagree as follows:

1. Definitions. Capitalized terms used but not defined in this Amendmentshall have the meanings givento them in the Loan Agreement.

2. Amendments to Loan Agreement.

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Section 6.2 (Financial Statements, Reports, Certificates). Section 6.2(a) is amendedin its entirety and replacedwith the following:

“ (a) [Reserved];”

following:

b. Section 6.7. Section 6.7 is amendedin its entirety and replacedwith the

“6.7 [Reserved].”

c. Section 6 (Affirmative Covenants). The Loan Agreementis amended by inserting the following new provision to appear as Sections 6.14 thereof:

“6.14 PledgeAccount. At all times on and after the Second Amendment Effective Date, Borrower shall maintain unrestricted and unencumbered cash (other than Liens in favor of SVB under the Senior Loan Agreement and Liens in favor of Agent for the ratable benefit of the Lenders under this Agreement) in the Cash Collateral Account in an amount equal to at least the aggregate outstanding principal amount of the Term Loan Advances. Borrower hereby authorizes and directs Agent to transferto the Cash Collateral Accountan amount equal to

$40,000,000.00 on or about the Second Amendment Effective Date as required under this Section6.14 (the “Cash Collateralization”). Borrowerauthorizes Agent, at the election of Agent and the Lenders, in Agent’s and Lenders’ sole and absolute discretion, to apply the funds held in the Cash Collateral Account to the Obligations with respect to the Term Loan Advanceswhen due in accordance with the terms of this Agreement. Borrower shall not be permitted to withdraw or remove (or in any manner have access to) any cash collateral maintained in the Cash Collateral Account.Borrower shall executeand deliver any forms or agreements requested by Agent and Lenders with respect to the Cash Collateral Account,including, without limitation, the Pledge Agreement.”

d. Section 8.2 (Covenant Default). Section 8.2(a) is amended in its entirety and replaced with the following:

“ (a) Borrower fails or neglectsto perform any obligation in Sections 6.2, 6.3, 6.4, 6.5, 6.6, 6.8(b), 6.13 or 6.14, or violates any covenant in Section7; or”

e. Section 11 (Notices). The notice information for WestRiver is deleted in its entiretyand replaced with the following:

“If to SVB Innovation Credit Fund VIII, L.P.: SVB Innovation CreditFund VIII, L.P.

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c/o SVB Capital

2770 Sand Hill Road Menlo Park, CA 94025

Attention: SVB Capital Financeand Operations Email:

svbcapitalcredit@svbank.com SVBCapitalCreditFinance@svb.com”

f. Section 14 (Definitions). The followingterms and their respective definitions set forth in Section 14.1 are amendedin their entiretyand replaced with the following:

“ “Lender Intercreditor Agreement” is, collectively, any and all intercreditor agreement, master arrangement agreement or similar agreement by and between SVB Innovation Fund and SVB, as each may be amended from time to time in accordance with the provisions thereof.”

“ “Loan Documents” are, collectively, this Agreement and any schedules, exhibits, certificates, notices, and any other documents related to this Agreement, the Subordination Agreement, the Senior Loan Agreement, the Perfection Certificate, each Disbursement Letter, the Lender Intercreditor Agreement, the Pledge Agreement, any Control Agreement, any subordination agreement, any note, or notes or guaranties executed by Borroweror any Guarantor, and any other present or future agreement by Borrower and/or any Guarantor with or for the benefit of Agent and the Lendersin connection with this Agreement, all as amended, restated, or otherwise modified.”

“ “Repayment Schedule” means the period of time equal to thirteen (13) consecutive months.”

“ “Term Loan Amortization Date”means March 1, 2023.”

g. Section 14 (Definition). The following new terms and their definitions are hereby insertedto appear alphabetically in Section 14.1 thereof:

“ “Cash Collateral Account” means a separate segregated collateral money market account of Borrower maintained with SVB, which is subject to the Pledge Agreement.”

“ “Cash Collateralization” is defined in Section 6.14.”

“ “Pledge Agreement” is that certainBank Services Cash Pledge Agreement by and among Borrower, Agent and the Lenders dated as of March 1, 2022.”

“ “Second AmendmentEffective Date” is March 1, 2022.”

“ “SVB Innovation Fund” means SVB Innovation Credit Fund VIII, L.P., a Delaware limited partnership.”

h. Exhibit B (Compliance Certificate). The Compliance Certificate appearing as Exhibit B to the Loan Agreement is deleted in its entirety and replaced with the Compliance Certificate attached as Schedule 1 attached hereto.

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i. Schedule 1 (Lenders and Commitments). Lenders and Commitments appearing as Schedule 1 to the Loan Agreement is deleted in its entirety and replaced with the Lendersand Commitments attachedas Schedule 2 attached hereto.

2.10 Exhibit D (Form of Disbursement Letter). The Form of Disbursement Letter appearing as Exhibit D to the Loan Agreement is deleted in its entirety and replaced with the Form of Disbursement Letter attached as Schedule 3 attached hereto

3. Limitation of Amendments.

j. The amendments set forth in Section 2 above are effective for thepurposes set forth herein and shall be limited precisely as written and shall not be deemedto (a) be a consentto any amendment, waiver or modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right or remedy which Agent or the Lendersmay now have or may have in the futureunder or in connection with any Loan Document.

k. This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, exceptas herein amended,are hereby ratifiedand confirmed and shall remainin full force and effect.

4. Representations and Warranties. To induce Agent and the Lenders to enter intothis Amendment, Borrower herebyrepresents and warrants to Agent and the Lenders as follows:

l. Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof(except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct in all materialrespects as of such date), and

b) no Event of Defaulthas occurred and is continuing;

m. Borrower has the power and authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

n. The organizational documents of Borrower delivered to Agent on the Effective Date remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

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o. The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, have been duly authorized;

p. The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (a) any law or regulation binding on or affecting Borrower, (b) any contractual restriction with a Person binding on Borrower, (c) any order, judgment or decree of any court or othergovernmental or publicbody or authority, or subdivision thereof,binding on Borrower,or (d) the organizational documents of Borrower;

q. The execution and delivery by Borrower of this Amendmentand the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval,license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made; and

r. This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limitedby bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights.

5. Waiver. Lenders hereby waive Borrower’s anticipated default under the LoanAgreement by virtue of Borrower’s anticipated failure to comply with Section 6.2(e) of the Loan Agreement in connection with delivery of an unqualified opinion from an independent certified public accounting firm (relative to Borrower’s audited consolidated financial statements prepared underGAAP) for Borrower’s 2021 fiscal year end (the “Stated Default”). Lenders’waiver of the StatedDefault is a one-time waiverthat shall applyonly to the foregoing specificperiod. Borrower hereby acknowledges and agrees that except as specifically providedherein, nothing in this Sectionor anywhere in this Amendment shall be deemed or otherwise construed as a waiver by Lenders of any of its rights and remedies pursuantto the Loan Documents, applicable law or otherwise.

6. Updated Perfection Certificate. Borrower has delivered an updated Perfection Certificate in connection with this Amendmentdated as of the date hereof (the “UpdatedPerfection Certificate” ) which UpdatedPerfection Certificate shall supersede in all respectsthat certain Perfection Certificate dated as of October 26, 2020. Borrower hereby acknowledges and agrees that all references in the Loan

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Agreement to “Perfection Certificate” shall hereinafter be deemed to be references to the UpdatedPerfection Certificate, as defined herein.

7. Release by Borrower:

a) FOR GOOD AND VALUABLE CONSIDERATION, Borrower hereby forever relieves, releases, and discharges Agent and the Lenders and its present or former employees, officers, directors, agents, representatives, attorneys, and each of them, from any and all claims, debts, liabilities, demands, obligations, promises, acts, agreements, costs and expenses, actionsand causes of action, of every type,kind, nature, description or character whatsoever, whether known or unknown, suspected or unsuspected, absolute or contingent, arising out of or in any manner whatsoever connected with or related to facts, circumstances, issues, controversies or claims existing or arising from the beginning of time throughand including the date of execution of this Amendment(collectively “Released Claims”). Without limiting the foregoing, the Released Claims shall includeany and all liabilities or claims arisingout of or in any manner whatsoever connected with or related to the Loan Documents, the recitals hereto, any instruments, agreements or documents executed in connection with any of the foregoingor the origination, negotiation, administration, servicing and/or enforcement of any of the foregoing.

b) In furtherance of this release, Borrower expressly acknowledges and waives any and all rights under Section1542 of the California CivilCode, which providesas follows:

“A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtoror released party.”(Emphasis added.)

c) By entering into this release, Borrower recognizes that no facts or representations are ever absolutely certain and it may hereafter discover facts in addition to or different from those which it presently knows or believes to be true, but that it is the intention of Borrower hereby to fully, finally and forever settle and release all matters, disputes and differences, known or unknown, suspected or unsuspected; accordingly, if Borrowershould subsequently discoverthat any fact that it relied upon in enteringinto this releasewas untrue, or that any understanding of the facts was incorrect, Borrower shall not be entitledto set aside this releaseby reason thereof,regardless of any claim of mistake of fact or law or any other circumstances whatsoever.Borrower acknowledges that it is not relying upon and has not relied upon any representation or statement made by Agent or the Lenders with respect to the facts underlying this release or with regard to any of such party’srights or assertedrights.

d) This release may be pleaded as a full and complete defense and/or as a cross-complaint or counterclaim against any action, suit, or other proceeding that may be instituted,

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prosecuted or attempted in breach of this release. Borrower acknowledges that the release contained herein constitutes a material inducement to Agent and the Lendersto enter into this Loan Modification Agreement, and that Agent and the Lenders would not have done so but for Agent’s and the Lenders’ expectation that such release is valid and enforceable in all events.

e) Borrower hereby represents and warrants to Agent and the Lenders, and Agentand the Lendersare relying thereon,as follows:

a. Except as expressly stated in this Amendment, neither Agent, the Lenders, nor any agent, employee or representative of Agent or the Lenders has made any statement or representation to Borrower regarding any fact relied upon by Borrower in entering into this Amendment.

b. Borrower has made such investigation of the factspertaining to this Amendment and all of the mattersappertaining thereto, as it deems necessary.

c. The terms of this Amendmentare contractual and not a mere recital.

d. This Amendment has been carefullyread by Borrower, the contentshereof are known and understood by Borrower, and this Amendment is signed freely, and without duress,by Borrower.

e. Borrower represents and warrants that it is the sole and lawfulowner of all right, title and interest in and to every claim and every other matter which it releases herein, and that it has not heretofore assigned or transferred, or purported to assign or transfer, to any person,firm or entityany claims or other mattersherein released. Borrowershall indemnify Agent and the Lenders, defendand hold it harmless from and againstall claims basedupon or arisingin connection with prior assignments or purported assignments or transfers of any claimsor matters releasedherein.

8. Integration. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements. All prior agreements, understandings, representations, warranties, and negotiations between the parties about the subjectmatter of this Amendment and the Loan Documents merge into this Amendment and the Loan Documents.

9. Counterparts. This Amendment may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

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10. Effectiveness. This Amendment shall be deemed effective upon (a) the due execution and delivery to Agent of this Amendment by each party hereto and (b) Borrower’s payment to Agent of Agent’sand the Lenders’ legal fees and expensesincurred in connection with this Amendment.

11. Governing Law. The provisions of Section 12 of the Loan Agreement shall apply to this Amendment as if set forth herein,mutatis mutandis.

[Signature page follows.]

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In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered as of the date first written above.

BORROWER: VERRICA PHARMACEUTICALS INC. By /s/ Ted White Name: Ted White Title: Chief Executive Officer
AGENT: SILICON VALLEY BANK, as Agent By /s/ Michael McMahon Name: Michael McMahon Title: Director
LENDERS: SILICON VALLEY BANK By /s/ Michael McMahon Name: Michael McMahon Title: Director

SVB INNOVATION CREDITFUND VIII, L.P.

By: SVB Innovation Credit Partners VIII, LLC, a Delaware limited liability company, its General Partner

By       /s/ Ryan Grammer

Name: Ryan Grammer

Title: Senior Managing Director

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Schedule 1

EXHIBIT B

COMPLIANCE CERTIFICATE

Date:

TO: SILICON VALLEY BANK, as Agent, SVB, and SVB Innovation Credit Fund VIII, L.P., as Lender

FROM: VERRICA PHARMACEUTICALS INC.

The undersigned authorized officer of VERRICA PHARMACEUTICALS INC. (“Borrower”) certifies that under the terms and conditions of the Loan and Security Agreement among Borrower, SVB, and SVB Innovation Fund (the “Loan Agreement”), (1) Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (2) there are no Events of Default, (3) all representations and warranties in the Agreement are true and correct in all material respects on this date except as noted below; provided, however, that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof; and provided, further that those representations and warranties expressly referring to a specific date shall be true, accurate and complete in all material respects as of such date, (4) Borrower, and each of its Subsidiaries, has timely filed all required tax returns and reports, and Borrower has timely paid all foreign, federal, state and local taxes, assessments, deposits and contributions owed by Borrower except as otherwise permitted pursuant to the terms of Section 5.8 of the Agreement, and (5) no Liens have been levied or claims made against Borrower or any of its Subsidiaries relating to unpaid employee payroll or benefits of which Borrower has not previously provided written notification to Agent. Attached are the required documents supporting the certification. The undersigned certifies that these are prepared in accordance with GAAP consistently applied from one period to the next except as explained in an accompanying letter or footnotes. The undersigned acknowledges that no borrowings may be requested at any time or date of determination that Borrower is not in compliance with any of the terms of the Agreement, and that compliance is determined not just at the date this certificate is delivered. Capitalized terms used but not otherwise defined herein shall have the meanings given them in the Agreement.

Please indicate compliance status by circling Yes/No under “Complies” column.

Reporting Covenants	Required	Complies

Quarterly financial statements with Compliance Certificate	Within 45 days of quarter end (within 90 days of quarter end for Q4)	Yes No
Annual financial statement with Compliance Certificate (CPA Audited)	FYE within 180 days	Yes No
10-Q Report	Within 45 days of quarter end for 10-Q (within 90 days of quarter end for Q4)	Yes No
Filed 10‑Q, 10‑K and 8-K	Within 5 days after filing with SEC	Yes No
Board approved projections	30 days of FYE and as amended/updated	Yes No

Other Matters

Have there been any amendments of or other changes to the capitalization table of Borrower and to the Operating Documents of Borrower or any of its Subsidiaries? If yes, provide copies of any such amendments or changes with this Compliance Certificate.

Yes	No

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The following are the exceptions with respect to the certification above: (If no exceptions exist, state “No exceptions to note.”)

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VERRICA PHARMACEUTICALS INC. By: Name: Title:

AGENT USE ONLY

Received by: _____________________

authorized signer

Date:  _________________________

Verified: ________________________

authorized signer

Date:  _________________________

Compliance Status: Yes No

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SCHEDULE 2

SCHEDULE 1

LENDERS AND COMMITMENTS

TERM LOAN COMMITMENTS

Term A Loan Advance

Lender	Term A Loan Advance Commitment	Term A Loan Advance Commitment Percentage
Silicon ValleyBank	$17,500,000.00	50.0%
SVB Innovation Credit Fund VIII,L.P.	$17,500,000.00	50.0%
TOTAL	$35,000,000.00	100.0000%

Term B1 Loan Advance

Lender	Term B1 Loan Advance Commitment	Term B1 Loan Advance Commitment Percentage
Silicon ValleyBank	$2,500,000.00	50.0%
SVB Innovation Credit Fund VIII,L.P.	$2,500,000.00	50.0%
TOTAL	$5,000,000.00	100.0000%

Term B2 Loan Advance

Lender	Term B2 Loan Advance Commitment	Term B2 Loan Advance Commitment Percentage
Silicon ValleyBank	$5,000,000.00	50.0%
SVB Innovation Credit Fund VIII,L.P.	$5,000,000.00	50.0%
TOTAL	$10,000,000.00	100.0000%

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SCHEDULE 3

DISBURSEMENT LETTER

[DATE]

The undersigned, being the duly elected and acting of VERRICA PHARMACEUTICALS INC., a Delaware corporation (“Borrower”), does hereby certify to (a) SILICON VALLEY BANK, a California corporation (“SVB”), in its capacity as administrative agent and collateral agent (“Agent”), (b) SILICON VALLEY BANK, a California corporation, as a lender, (c) ) SVB Innovation Credit Fund VIII, L.P., a Delaware limited partnership (“SVB Innovation Fund”), as a lender (SVB and SVB Innovation Fund and each of the other “Lenders” from time to time a party hereto are referred to herein collectively as the “Lenders” and each individually as a “Lender”) in connection with that certain Mezzanine Loan and Security Agreement dated as of [_________], by and among Borrower, Agent and the Lenders from time to time party thereto (the “Loan Agreement”; with other capitalized terms used below having the meanings ascribed thereto in the Loan Agreement) that:

1. The representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct in all material respects as of the date hereof.

2. No event or condition has occurred that would constitute an Event of Default under the Loan Agreement or any other Loan Document.

3. Borrower is in compliance with the covenants and requirements contained in Sections 4, 6 and 7 of the Loan Agreement.

4. All conditions referred to in Section 3 of the Loan Agreement to the making of a Credit Extension to be made on or about the date hereof have been satisfied or waived by Agent.

5. No Material Adverse Change has occurred.

6. The undersigned is an Authorized Signer.

[Balance of Page Intentionally Left Blank]

7A. The proceeds of the [Term Loan Advance] shall be disbursed as follows:

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Disbursement from SVB:
Loan Amount	$_______________
Plus:
‑‑Deposit Received	$__________

Less:
‑‑Commitment Fee	($__________)
--Lender’s Legal Fees	($_________)

Net Proceeds due from SVB:	$_______________

Disbursement from SVB Innovation Fund:
Loan Amount	$_______________
Plus:
‑‑Deposit Received	$__________

Less:
‑‑Commitment Fee	($_________)

Net Proceeds due from SVB Innovation Fund:	$_______________

Loan Amount	$_______________
Plus:
--Deposit Received	$__________

Less:
--Commitment Fee	($_________)

Net Proceeds due from Agent	$_____________

TOTAL [TERM LOAN ADVANCE] NET PROCEEDS FROM LENDERS	$_______________

7B. Funds from VERRICA PHARMACEUTICALS INC. (“Borrower”) Designated Deposit Account shall be disbursed as follows:

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SVB:
Term Loan Fees	$_______________
Revolver Loan Fees	$_______________
Lender’s Legal Fees	$_______________
SVB Innovation Fund: Designated Deposit Account:_____________________
Term Loan Fees	$_______________
Revolver Loan Fees	$_______________
Funds due from Borrower (“Total Funds”)	$_______________

8A. The aggregate net proceeds of the [Term Loan Advance] shall be transferred to the Designated Deposit Account as follows:

Account Name:	____________________________________
Bank Name:	Silicon Valley Bank
Bank Address:	3003 Tasman Drive Santa Clara, California 95054
Account Number:	____________________________________
ABA Number:	____________________________________

8B. Borrower authorized SVB to debit the Total Funds from the Designated Deposit Account set forth below:

Account Name:	____________________________________
Bank Name:	Silicon Valley Bank
Bank Address:	3003 Tasman Drive Santa Clara, California 95054
Account Number:	____________________________________
ABA Number:	____________________________________

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